Exhibit 10.1

SECOND AMENDMENT TO
SHARE PURCHASE AGREEMENT

This Second Amendment to Share Purchase Agreement (this “Amendment”) is made and effective as of May 20, 2024 (the “Amendment Effective Date”), by and between TRANSCAT, INC., an Ohio corporation (“Buyer”), and JOHN CUMMINS and ROSS LANE (each, a “Seller” and, collectively, “Sellers”). Buyer and Sellers are referred to herein, individually, as a “Party” and together as the “Parties”.

Recitals

A.

The Parties entered into a Share Purchase Agreement dated August 31, 2021, as amended by a First Amendment to Share Purchase Agreement dated as of September 11, 2023 (collectively, the “Agreement”).

B.

Pursuant to Section 8.5 of the Agreement, the Parties desire to further amend the Agreement to reflect the removal of the Earn-Out Payments, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and conditions hereinafter set forth, the Parties agree as follows:

1.

Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement.

2.

Purchase Price. Section 1.2(a) of the Agreement is amended and restated in its entirety to read as follows:

“(a)      Purchase Price. Subject to the provisions of this Agreement (including, without limitation, the adjustments set forth in Section 1.3), the total purchase price (the “Purchase Price”) for the Company Shares shall be an amount equal to (i) $22,500,000 (the “Closing Consideration”) plus (ii) the Closing Cash, as calculated and adjusted pursuant to Section 1.3. The Purchase Price (including the Closing Consideration and any portion of the Escrow Amount released to Sellers pursuant to Section 1.5 and the Escrow Agreement) shall be allocated between Sellers pro rata based on their respective ownership of the Company Shares. Subject to adjustment as provided in this Agreement including, without limitation, Section 1.3, Section 1.4 and Section 1.5, the Closing Consideration shall be payable to Sellers in accordance with the provisions of Section 1.2(b).”

3.

Removal Earn-Out Provision. Section 1.6 of the Agreement is deleted in its entirety, and replaced with the following:

“1.6.    Intentionally Omitted.

4.

Amendment to Section 2.2(a)(v). Section 2.2(a)(v) of the Agreement is amended to delete the words “or as Earn-Out Payment, if applicable”.

5.

Amendment to Section 3.27. The second sentence of Section 3.27 of the Agreement is amended to delete the words “, as payment of such Earn-Out Payment,”.

6.

Amendment to Section 4.9. The last sentence of Section 4.9 of the Agreement is amended to delete the words “, as payment of such Earn-Out Payment,”.

7.

Amendment to Section 7.8. The first sentence of Section 7.8 of the Agreement is amended to delete the words “including, without limitation, the Earn-Out Payments”.

8.

Amendment to Section 9.1. Section 9.1 of the Agreement is amended to delete the definitions of “Change of Control”, “Consolidated EBITDA”, “Earn-Out Due Date”, “Earn-Out Year”, and “EBITDA”.

9.

Amendment to Section 9.2. Section 9.2 of the Agreement is amended to delete the following definitions from the table set forth therein: “Accelerated Years” and “Change of Control Payment”.

10.

Deletion of Schedule B. Schedule B to the Agreement is hereby deleted in its entirety.

11.

Deletion of Schedule C. Schedule C to the Agreement is hereby deleted in its entirety.

12.

Acknowledgment. The Parties agree that (i) Buyer shall pay to Sellers, in accordance with the terms of the Agreement, an Earn-Out Payment in the aggregate amount of $527,627 for Earn-Out Year 2 (2023), in full satisfaction of Buyer’s obligation to pay any Earn-Out Payment for such Earn-Out Year; (ii) no Earn-Out Payment was or will be due, pursuant to the terms of the Agreement, for Earn-Out Year 1 (2022); and (iii) no Earn-Out Payment will be due, pursuant to the terms of the Agreement, for any Earn-Out Year ending after the Amendment Effective Date.

13.

Effect on Agreement. Except as set forth in this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

14.

Counterparts. This Amendment may be executed in one or more counterparts, each of which together shall constitute one and the same Amendment. For purposes of executing this Amendment, a PDF image delivered via email or a facsimile copy of this Amendment, including the signature pages, will be deemed an original.

[signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers, effective as of the Amendment Effective Date.

TRANSCAT, INC.

By:	/s/ Lee D. Rudow
Name: Lee D. Rudow
Title: President and CEO

SELLERS:

/s/ John Cummins
John Cummins

/s/ Ross Lane
Ross Lane

[signature page to Second Amendment to Share Purchase Agreement]